Business overview	12 Months Ended
Dec. 31, 2018
Business overview
Business overview

Business overview

Zealand (the “Company”, the “Group”, “Zealand” and “we”) was founded in 1998 and is a biotechnology company focused on the discovery and development of innovative pep- tide-based medicines. More than 10 drug candidates invented by Zealand have advanced into clinical development, of which two have reached the market. Zealand’s current pipeline of internal product candidates focus on specialty gastrointestinal and metabolic diseases.

Zealand’s portfolio also includes two clinical license collaborations with Boehringer Ingel- heim.

We have since 2003 had a license collaboration with Sanofi in the diabetes field. On September 6, 2018 we entred into an agreement with Royalty Pharma to transfer all the royalties that we were due to earn from our agreement with Sanofi in exchange for an upfront one- time payment of USD 205 million. Excluded from this agreement was a potential milestone payment from Sanofi of up to USD 15 million. Please refer to note 7. We have four fully owned programs in late clinical development:

1

Glepaglutide, a long-acting GLP-2 analog in development for the treatment of short bowel syndrome (SBS). The pivotal Phase 3 trial in 129 patients was initiated in Q4 2018 with expected results by mid-2020.

Dasiglucagon, a Zealand-invented proprietary glucagon analog currently in development for three different indications:

2	Dasiglucagon in Dual-hormone pump therapy for diabetes treatment

Zealand has already reported positive results from two Phase 2a trials during the second quarter of 2017, and the initiation of a small Phase 2b trial in iLet™ dual-hormone artificial pancreas system is planned for 2019.

3	Dasiglucagon Hypoplal® Rescue Pen for severe hypoglycemia

Ready-to-use dasiglucagon may offer diabetes patients and their families a fast treatment solution for severe hypoglycemia that is easier to use than currently marketed glucagon kits. The pivotal Phase 3 trial with dasiglucagon for the treatment of severe hypoglycemia was completed with good results in 2018. A peadiatric Phase 3 trial was initiated in by end 2018, with results expected in H2 2019.

4	Dasiglucagon for Congenital hyperinsulinism

Congenital hyperinsulinism, or CHI, is an ultra-rare but devastating disease caused by inappropriately elevated insulin secretion irrespective of glucose levels. This leads to frequent and often severe hypoglycemia and long-term irreversible damage to health. In 2017, the FDA in the U.S. and the Committee for Orphan Medicinal Products in the EU issued a positive opinion on an orphan medicinal product application for Zealand’s glucagon analog. In January 2018, the FDA issued a safe-to-proceed letter, and the Phase 3 program started in Q1 2019.

In addition to the late stage clinical programs we also have a pipeline of pre-clinical programs with the potential to enter into the clinic in 2019 and the years to come.

Company summary	Domicile	Ownership	Voting rights
Zealand Pharma A/S subsidiaries
ZP Holding SPV K/S	Denmark	100%	100%
ZP General Partner 1 ApS	Denmark	100%	100%
Zealand Pharma US Inc.	United States	100%	100%
ZP Holding SPV K/S subsidiaries
ZP SPV 1 K/S	Denmark	100%	100%
ZP General Partner 2 ApS	Denmark	100%	100%